UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 29, 2006

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania		15222-5479

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800

N/A

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Attached as Exhibit 99.1 are slides that L. Patrick Hassey, Chairman, President and Chief Executive Officer, intends to present at the Bear Stearns Second Annual Commodities and Capital Goods Conference in New York, NY, on November 29, 2006. Mr. Hassey’s remarks and presentation slides will be available at 10:30 a.m. on November 29, 2006, on ATI’s website www.alleghenytechnologies.com under the Investor tab.
The presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements in the presentation relate to future events and expectations and, as such, constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes,” “estimates,” “expects,” “would,” “should,” “will,” “will likely result,” “forecast,” “outlook,” “projects,” and similar expressions. Forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which we are unable to predict or control, that may cause our actual results, performance or achievements to materially differ from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in economic or industry conditions generally, including global supply and demand conditions and prices for our specialty metals; (b) material adverse changes in the markets we serve, including the aerospace and defense, construction and mining, automotive, electrical energy, chemical process industry, oil and gas, and other markets; (c) our inability to achieve the level of cost savings, productivity improvements, synergies, growth or other benefits anticipated by management, including those anticipated from strategic investments and the integration of acquired businesses, whether due to significant increases in energy, raw materials or employee benefits costs, or other factors; (d) volatility of prices and availability of supply of the raw materials that are critical to the manufacture of our products; and (e) other risk factors summarized in our Annual Report on Form 10-K for the year ended December 31, 2005, and in other reports filed with the Securities and Exchange Commission. We assume no duty to update our forward-looking statements.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Slide presentation of L. Patrick Hassey, Chairman, President and Chief Executive Officer, at Bear Stearns Second Annual Commodities and Capital Goods Conference in New York, NY, on November 29, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources, Chief Legal and Compliance Officer

     Dated: November 29, 2006

EXHIBIT INDEX

Exhibit 99.1	Slide presentation of L. Patrick Hassey, Chairman, President and Chief Executive Officer, at Bear Stearns Second Annual Commodities and Capital Goods Conference in New York, NY, on November 29, 2006.